UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2024, the Compensation Committee of the Board of Directors of Lantronix, Inc. (the “Company”) approved an increase in the base salaries of Jeremy Whitaker, the Company’s Chief Financial Officer, from $300,000 to $351,000 and Eric Bass, the Company’s Vice President, Engineering, from $250,000 to $292,423, effective July 1, 2024, and the Company’s entering into a Change in Control Agreement (the “Agreement”) with Mr. Whitaker. The Agreement replaces Mr. Whitaker’s current Change in Control Agreement with the Company, which expires on May 31, 2024, and provides that if a change in control of the Company occurs and, during the period beginning 60 days before the change in control and ending 12 months after the change in control, Mr. Whitaker’s employment is terminated either by the Company without Cause or by Mr. Whitaker for Good Reason (as such terms are defined in the Agreement), Mr. Whitaker will be entitled to receive (i) a lump sum payment of 12 months of his base salary at the rate then in effect and 100% of his target annual bonus then in effect, and (ii) continued coverage under the Company’s health plans for Mr. Whitaker and his eligible dependents for up to 12 months following his termination date on substantially the same terms as applied immediately prior to his termination. Mr. Whitaker’s right to receive the severance benefits described above is subject to his executing and not revoking a general release of claims in favor of the Company.

The foregoing description of the Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Change in Control Agreement between Lantronix, Inc. and Jeremy Whitaker, dated May 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

Date: May 10, 2024

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